File Number: 333-9079
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                 August 25, 2008


                        Pioneer International Equity Fund
            Supplement to the August 1, 2008 Class A, B and C Shares
                         and Class Y Shares Prospectuses


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Michael Rachor. Mr. Rachor is supported by a team of portfolio managers and analysts. Members of this team, which is based in CityplaceDublin, manage other Pioneer funds investing primarily in global equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Rachor, Senior Portfolio Manager, joined PIML in 2008. Prior to that, Mr. Rachor was a Senior Portfolio Manager at Pioneer Investments KAG (formerly known as Activest). Mr. Rachor joined Activest in 2000.

                                                                   22332-00-0808
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC